UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 11, 2026

Date of Report

(Date of earliest event reported)

Jefferson Capital, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-42718 (Commission File Number)	33-1923926 (I.R.S. Employer Identification No.)
	600 SOUTH HIGHWAY 169, SUITE 1575, MINNEAPOLIS, Minnesota 55426 (Address of principal executive offices)	55426 (Zip Code)

Registrant’s telephone number, including area code: (320) 229-8505

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.0001 par value per share	JCAP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2025, the Board of Directors of Jefferson Capital, Inc. (the “Company”) approved and ratified 2025 annual cash bonuses to Messrs. Burton and Zellmann for the year ended December 31, 2025 at 100% of Mr. Burton’s and 86% of Mr. Zellmann’s respective target annual bonus based on the Company’s performance for 2025. In addition, the performance-based commissions payable to Ms. Person for the fourth quarter were determined to be an amount equal to $97,872.

The other compensation for the named executive officers for the year ended December 31, 2025 was previously reported by the Company in the Summary Compensation Table included in the Company’s prospectus filed with the Securities and Exchange Commission on January 5, 2026 pursuant to Rule 424(b) under the Securities Act of 1933 (the “Prospectus”), relating to the Company’s Registration Statement on Form S-1 (No. 333-292576). However, as of the date of the Prospectus, 2025 annual cash bonuses for Messrs. Burton and Zellmann and the fourth quarter performance-based commissions for Ms. Person had not yet been determined, and therefore such amounts were omitted from the Summary Compensation Table for 2025.

In accordance with Instruction 1 to Item 402(n)(2)(iii) and (iv) of Regulation S-K, the Company is including in this Current Report on Form 8-K the annual performance cash bonuses for 2025 for Messrs. Burton and Zellmann and the aggregate performance-based commissions for Ms. Person in its 2025 Summary Compensation Table originally filed with the Prospectus. The table below updates the previously reported Summary Compensation Table by reflecting the annual cash bonuses paid to each of Messrs. Burton and Zellmann with respect to 2025 and Ms. Person’s aggregate performance-based commissions (including the fourth quarter performance-based commissions of $97,782 earned by Ms. Person), and restating each named executive officer’s total compensation amount for 2025.

Name and Principal Position	Year	Non-Equity Incentive Plan Compensation ($)	Total ($)
David Burton President and Chief Executive Officer	2025	382,884	3,795,973
Mark Zellmann President of U.S. Business Lines	2025	247,202	1,062,184
Penelope Person Chief Commercial Officer	2025	208,864	633,060

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferson Capital, Inc.

Date: March 17, 2026
	By:	/s/ Christo Realov
	Name:	Christo Realov
	Title:	Chief Financial Officer

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